The Glenmede Fund, Inc.

Quantitative U.S. Long/Short Equity Portfolio—Institutional Shares

Summary Prospectus—February 28, 2024	Ticker Symbol: GTLSX

Before you invest, you may want to review the Portfolio’s complete Prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio’s complete Prospectus, reports to shareholders, and other information about the Portfolio online at https://www.glenmede.com/performance. You can also get this information at no cost by calling 1-800-442-8299 or by sending an e-mail request to glenmedefunds@glenmede.com. The Portfolio’s complete Prospectus and Statement of Additional Information, both dated February 28, 2024, are incorporated by reference into this Summary Prospectus.

Investment Objective
Absolute return consistent with reasonable risk to principal.
Fees and Expenses of the Portfolio
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. You may pay brokerage commissions and other fees to financial intermediaries which are not reflected in the table and example below.

Institutional Shares
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.20%
Other Expenses	0.29%
Short Sale Expenses	1.24%
Total Other Expenses	1.53%
Total Annual Portfolio Operating Expenses	2.73%
Fee Waivers and Expense Reimbursements[1]	0.44%
Net Expenses	2.29%

[1]
Glenmede Investment Management LP (the “Advisor”) has contractually agreed to waive a portion of its Management Fee so that the Management Fee is 0.85% of the Portfolio’s average daily net assets and to waive an additional portion of its Management Fee and/or reimburse the Portfolio to the extent that total annual operating expenses of the Portfolio’s Institutional Shares exceed 1.05% of the average daily net assets of the Portfolio’s Institutional Shares (excluding Acquired Fund fees and expenses, short sale dividends, prime broker interest, brokerage commissions, taxes, interest, and extraordinary expenses). The Advisor has contractually agreed to these waivers and/or reimbursements until at least February 28, 2025 and may discontinue this arrangement at any time thereafter. This contractual fee waiver agreement may not be terminated before February 28, 2025 without the approval of The Glenmede Fund, Inc.’s (the “Fund”) Board of Directors (the “Board”).

Example
This Example is intended to help you compare the cost of investing in the Portfolio’s Institutional Shares with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same, taking into account the fee waiver in the first year of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$232	$806	$1,406	$3,029

Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. The Portfolio may actively trade portfolio securities to achieve its principal investment strategies. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 99% of the average value of its portfolio.

Quantitative U.S. Long/Short Equity Portfolio—Institutional Shares

Summary Prospectus—February 28, 2024	Ticker Symbol: GTLSX

Principal Investment Strategies
Using quantitative analysis, under normal market circumstances, the Portfolio invests at least 80% of the value of its net assets (including borrowings for investment purposes) in long and short positions with respect to equity securities, such as common stocks, of public companies tied economically to the U.S. The Advisor considers a company to be tied economically to the U.S. if the company: 1) is organized under the laws of the U.S., 2) maintains its principal place of business in the U.S., 3) is traded principally in the U.S. or 4) at the time of purchase, is included in a U.S. equity index managed by S&P Global Ratings (“S&P”) or FTSE Russell (“Russell”). The Portfolio will invest in companies with market capitalizations, at the time of purchase, that are within the market capitalization range of any stock in the Russell 3000® Index. That capitalization range was $17 million to $2.9 trillion as of December 31, 2023.
The Advisor’s selection of securities to buy, sell or borrow is based on a combination of proprietary multifactor computer models and fundamental analysis. The computer models rank securities based on certain criteria, including valuation ratios, profitability and earnings related measures, and material environmental, social and governance (ESG) criteria, and other models focus on risk analysis and overall portfolio characteristics. The Advisor takes long positions in securities that the models identify as undervalued and more likely to appreciate, and takes short positions in equity securities that the Advisor identifies as overvalued and more likely to depreciate. The Advisor will determine the size of each long or short position and its impact on the risk to the overall portfolio. The frequency and size of short sales will vary substantially in different periods as market opportunities change. Under normal circumstances, the Portfolio will generally have an operating target of 60-140 long positions that may range from 75% to 100% of net assets and 40-120 short positions that may range from 50% to 95% of net assets from time to time. The Portfolio may actively trade its securities to achieve its principal investment strategies.
Principal Investment Risks
All investments carry a certain amount of risk and the Portfolio cannot guarantee that it will achieve its investment objective. In addition, the strategies that the Advisor uses may fail to produce the intended result. Each risk summarized below is considered a “principal risk” of investing in the Portfolio, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions and other factors. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you could lose money by investing in the Portfolio.
The Portfolio may be appropriate for you if you are investing for goals several years away and are comfortable with stock market risks. The Portfolio would not be appropriate for you if you are investing for short-term goals, or are mainly seeking current income.
Market Risk: Stocks may decline over short or even extended periods of time. Equity markets tend to be cyclical: there are times when stock prices generally increase, and other times when they generally decrease. In addition, the Portfolio is subject to the additional risk that the particular types of stocks held by the Portfolio will underperform other types of securities. Market risks, including political, regulatory, market, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Portfolio’s investments. Natural disasters, public health emergencies (including pandemics and epidemics such as COVID-19), war, military conflict, terrorism and other global unforeseeable events may lead to instability in world economies and markets, may lead to market volatility, and may have adverse long-term effects. The Portfolio cannot predict the effects of such unforeseeable events in the future on the economy, the markets or the Portfolio’s investments.
Short Sales Risk: The Portfolio’s short positions involve a form of leveraging of the Portfolio’s assets, and may involve more risk than other funds that do not engage in short selling. The Portfolio’s short positions may result in a loss if the price of the borrowed security increases between the date of the short sale and the date on which the Portfolio purchases the security to replace the borrowed security. This potential loss is unlimited because the loss increases as the price of the security sold short rises, and the price may rise indefinitely. The use of short sales may cause the Portfolio to have higher expenses than those of other equity mutual funds because of higher transaction costs, premiums, interest or dividends payable to the lender. Market or other factors may prevent the Portfolio from initiating or closing out a short position at the most desirable time or at a favorable price.
Until the Portfolio replaces a borrowed security, it is required to pledge assets with the lender as collateral. Therefore, short sales involve credit exposure to the lender that executes the short sale.

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Quantitative U.S. Long/Short Equity Portfolio—Institutional Shares

Summary Prospectus—February 28, 2024	Ticker Symbol: GTLSX

Frequent Trading Risk: A high rate of portfolio turnover involves correspondingly high transaction costs, which may adversely affect the Portfolio’s performance over time. High portfolio turnover may also result in the realization of short-term capital gains. Distributions derived from such gains will be treated as ordinary income for Federal income tax purposes.
Investment Style Risk: The Portfolio’s long positions are in securities with earnings growth prospects that the Advisor believes are undervalued. There is no guarantee that the prices of these securities will not move even lower. The Portfolio’s short positions are in securities that the Advisor believes are overvalued and are likely to depreciate. There is no guarantee that the prices of these securities will not move even higher.
Value Style Risk: Although the Portfolio takes long positions in stocks the Advisor believes to be undervalued, there is no guarantee that the prices of these stocks will not move even lower. In addition, the value investment style can shift into and out of favor with investors, depending on market and economic conditions. As a result, the Portfolio may at times outperform or underperform other funds that invest more broadly or employ a different investment style.
Small Cap Risk: The Portfolio is subject to the risk that the stocks of smaller and newer issuers can be more volatile and more speculative than the stocks of larger issuers. Smaller companies tend to have limited resources, product lines and market share. As a result, their share prices tend to fluctuate more than those of larger companies. Their shares may also trade less frequently and in limited volume, making them potentially less liquid. The price of small company stocks might fall regardless of trends in the broader market.
Tax Managed Risk: The Portfolio uses various investment methods in seeking to reduce the impact of Federal and state income taxes on shareholders’ returns. As a result, the Portfolio may defer the opportunity to realize gains.
Performance Information
The bar chart and table below provide some indication of the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio’s Institutional Shares has varied from year to year. The table shows how the average annual total returns for one year and since inception of the Portfolio’s Institutional Shares compare to those of selected market indices. The Portfolio’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future. Performance reflects fee waivers in effect. If fee waivers were not in place, the Portfolio’s performance would be reduced. Updated performance information is available by visiting www.glenmedeim.com or by calling 1-800-442-8299.

During the periods shown in the bar chart, the highest quarterly return was 8.55% (for the quarter ended June 30, 2020) and the lowest quarterly return was -16.57% (for the quarter ended March 31, 2020).

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Quantitative U.S. Long/Short Equity Portfolio—Institutional Shares

Summary Prospectus—February 28, 2024	Ticker Symbol: GTLSX

After-tax returns for the Portfolio are calculated using the historical highest individual Federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).
Average Annual Total Returns (for the periods ended December 31, 2023)

	Past 1 Year	Since Inception (September 13, 2019)
Return Before Taxes	4.67%	5.09%
Return After Taxes on Distributions	1.94%	4.42%
Return After Taxes on Distributions and Sale of Fund Shares	4.45%	3.91%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	25.96%	12.64%
Bloomberg U.S. Treasury Bellwether 3-Month Index (reflects no deduction for fees, expenses or taxes)[1]	5.16%	1.84%
Blended Index (reflects no deduction for fees, expenses or taxes)[2]	11.36%	5.51%
Morningstar Long/Short Average[3]	10.61%	5.27%

[1]	The performance of the Bloomberg U.S. Treasury Bellwether 3-Month Index is provided so that investors may compare it to the performance of the Portfolio’s cash position.
[2]
The Blended Index is comprised of two benchmarks, weighted 70% Bloomberg U.S. Treasury Bellwether 3-Month Index and 30% Russell 3000® Index. It is provided so that investors may compare the performance of the Portfolio with the performance of a combination of indices that the Advisor considers similar to the Portfolio.

[3]
The Morningstar Long/Short Average is provided so that investors may compare the performance of the Portfolio with the performance of a peer group of funds that Morningstar, Inc. considers similar to the Portfolio.

Investment Adviser
Glenmede Investment Management LP serves as investment advisor to the Portfolio.
Portfolio Managers
Vladimir de Vassal, CFA, Director of Quantitative Research, and Paul T. Sullivan, CFA, Portfolio Manager, of the Advisor, have managed the Portfolio since its inception in September 2006. Alexander R. Atanasiu, CFA, Portfolio Manager of the Advisor, has managed the Portfolio since February 2015.
Tax Information
The Portfolio’s distributions are taxable and will generally be taxed as ordinary income or capital gains, unless you are purchasing through a tax-deferred arrangement, such as a 401(k) plan or IRA. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
Purchase and Sale of Portfolio Shares
The minimum initial investment is $10,000,000, which may be reduced or waived in some cases from time to time. There is no minimum for subsequent investments. Approved brokers and other institutions that purchase shares on behalf of their clients may have their own minimum initial and subsequent investment requirements. You may redeem shares at any time by contacting The Glenmede Trust Company, N.A. (“Glenmede Trust”) by telephone or facsimile or contacting the institution through which you purchased your shares.

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Quantitative U.S. Long/Short Equity Portfolio—Institutional Shares

Summary Prospectus—February 28, 2024	Ticker Symbol: GTLSX

Financial Intermediary Compensation
If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.
GTLSXSUMMPROS

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